UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2025

SHF Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-40524	86-2409612
(Commission File Number)	(IRS Employer Identification No.)

1526 Cole Blvd., Suite 250

Golden, Colorado 80401

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (303) 431-3435

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, $0.0001 par value per share	SHFS	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	SHFSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into Material Definitive Agreement.

As previously disclosed, SHF Holdings, Inc. (the “Company”) entered that certain Securities Purchase Agreement, dated September 30, 2025 (the “Agreement”), by and among the Company and the investors listed on the Schedule of Buyers attached thereto (each, a “Buyer”). The Agreement was previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on October 3, 2025.

On October 14, 2025, the Company and each Buyer entered into an Amendment No. 1 to Securities Purchase Agreement (each, an “Amendment”), pursuant to which, among other things, each Buyer agreed to amend and restate its Warrant (as defined in the Agreement), effective as of September 30, 2025. In accordance with each Amendment, each Buyer was issued an amended and restated Warrant (each, an “A&R Warrant”), amending the initial exercisability date of such Warrant from six months and one day after the Issuance Date (as defined in the Warrant) to six months and one day after the Applicable Date (as defined in the Warrant). No other terms of the Warrants were modified.

The foregoing description of the Amendments and the A&R Warrants does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference, and the full text of the form of A&R Warrant, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Amendment to Securities Purchase Agreement, dated October 14, 2025, by and between SHF Holdings, Inc. and the investor identified therein.
10.2	Form of Amended and Restated Warrant.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHF HOLDINGS, INC.

Date: October 17, 2025	By:	/s/ Terrance E. Mendez
Terrance E. Mendez
Chief Executive Officer